                                                                      EXHIBIT 99

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-1
Investor Number 51999021

Determination Date:      12-Oct-99
Remittance Date:         15-Oct-99
Month End Date:          30-Sep-99
--------------------------------------------------------------------------------

(a)   Class A-1 Distribution Amount                                                                             4,946,864.96
(b)   Class A-1 Distribution Principal                                                                          4,366,547.94
                     Scheduled Payments of Principal                                        698,646.83
                     Partial Prepayments                                                    191,796.51
                     Scheduled Principal Balance Principal Prepayment in Full             1,538,218.27
                     Scheduled Principal Balance Liquidated Contracts                     1,937,886.33
                     Scheduled Principal Balance Repurchases                                      0.00

(c)   Class A-1 Interest Distribution                                                                             580,317.02
      Class A-1 Interest Shortfall                                                                                      0.00


(d)   Class A-1 Remaining Certificate Balance                                                                 116,114,493.69

(e)   Class A-2 Distribution Amount                                                                               628,545.83
(f)   Class A-2 Distribution Principal                                                                                  0.00
                     Scheduled Payments of Principal                                              0.00
                     Partial Prepayments                                                          0.00
                     Scheduled Principal Balance Principal Prepayment in Full                     0.00
                     Scheduled Principal Balance Liquidated Contracts                             0.00
                     Scheduled Principal Balance Repurchases                                      0.00

(g)   Class A-2 Interest Distribution                                                                             628,545.83
      Class A-2 Interest Shortfall                                                                                      0.00

(h)   Class A-2 Remaining Certificate Balance                                                                 125,500,000.00

(i)   Class A-3 Distribution Amount                                                                               463,341.67
(j)   Class A-3 Distribution Principal                                                                                  0.00
                     Scheduled Payments of Principal                                              0.00
                     Partial Prepayments                                                          0.00
                     Scheduled Principal Balance Principal Prepayment in Full                     0.00
                     Scheduled Principal Balance Liquidated Contracts                             0.00
                     Scheduled Principal Balance Repurchases                                      0.00

(k)   Class A-3 Interest Distribution                                                                             463,341.67
      Class C-3 Interest Shortfall                                                                                      0.00

(l)   Class A-3 Remaining Certificate Balance                                                                  91,000,000.00

(m)   Class A-4 Distribution Amount                                                                               400,625.00
(n)   Class A-4 Distribution Principal                                                            0.00
                     Scheduled Payments of Principal                                              0.00
                     Partial Prepayments                                                          0.00
                     Scheduled Principal Balance Principal Prepayment in Full                     0.00
                     Scheduled Principal Balance Liquidated Contracts                             0.00

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
                     Scheduled Principal Balance Repurchases                                      0.00

(o)   Class A-4 Interest Distribution                                                                             400,625.00
      Class A-4 Interest Shortfall                                                                                      0.00

(p)   Class A-4 Remaining Certificate Balance                                                                  75,000,000.00

(q)   Class A-5 Distribution Amount                                                                             1,109,485.74
(r)   Class A-5 Distribution Principal                                                                                  0.00
                     Scheduled Payments of Principal                                              0.00
                     Partial Prepayments                                                          0.00
                     Scheduled Principal Balance Principal Prepayment in Full                     0.00
                     Scheduled Principal Balance Liquidated Contracts                             0.00
                     Scheduled Principal Balance Repurchases                                      0.00

(s)   Class A-5 Interest Distribution                                                                           1,109,485.74
      Class A-5 Interest Shortfall                                                                                      0.00


(t)   Class A-5 Remaining Certificate Balance                                                                 196,659,215.00

(u)   Class A-1 Pass Through Rate                                                                                   5.780000%
      Class A-2 Pass Through Rate                                                                                   6.010000%
      Class A-3 Pass Through Rate                                                                                   6.110000%
      Class A-4 Pass Through Rate                                                                                   6.410000%
      Class A-5 Pass Through Rate                                                                                   6.770000%

(v)   Monthly Servicing Fee                                                                                       507,200.21

(w)   Delinquency                                                                         # of Contracts      Prin. Balance
                                                                                          --------------      --------------
                     a)  One Monthly Payment Delinquent                                    298                 10,461,713.38
                     b)  Two Monthly Payments                                               97                  3,542,333.54
                     c)  Three or more Monthly Payments                                     95                  3,743,210.76
                                                                                   -----------              ----------------
                                                                                           490                 17,747,257.68
                                                                                   ===========              ================


                                                                                                                Difference
(x)   Repurchased Contracts                                    Contract Number         Repurchase Price       Paid by Seller
                                                               ---------------         ----------------       --------------
                                                                      0                   0.00                          0.00
                                                                                   -----------              ----------------
                                                                  Total Repurchases       0.00                          0.00
                                                                                   ===========              ================

(y)   Repossessions or Foreclosures                                                  Number                  Actual Balance
                                                                                     ------                  --------------
                                                                  BOP Repossessions        185               $  6,403,059.07
                                                           Repossessions this Month         77                  2,500,217.08
                                                                  Less Liquidations        (67)                (1,957,794.94)
                                                                                   -----------              ----------------
                                                                  EOP Repossessions        195               $  6,945,481.21
                                                                                   ===========              ================

(z)   Class A-1 Enhancement Payment                                                                                     0.00
      Class A-2 Enhancement Payment                                                                                     0.00
      Class A-3 Enhancement Payment                                                                                     0.00
      Class A-4 Enhancement Payment                                                                                     0.00
      Class A-5 Enhancement Payment                                                                                     0.00

(aa)  Monthly Advance                                                                                                   0.00

      Outstanding Amount Advanced                                                                                       0.00

(bb)  Deposit to Special Account/Distribution to Class R Certificateholders                                             0.00

(cc)  Amount Distributed to Class R Certificateholders                                                                  0.00

(dd)  Net Weighted Average Contract Rate                                                                                9.37%

(ee)  Number of Manufactured Homes currently held due to repossession                                                      0

      Principal balance of Manufactured Homes currently held                                                    6,945,481.21

(ff)  Class A-1 Pool Principal Balance percentage                                                                  80.916023%
      Class A-2 Pool Principal Balance percentage                                                                 100.000000%
      Class A-3 Pool Principal Balance percentage                                                                 100.000000%
      Class A-4 Pool Principal Balance percentage                                                                 100.000000%
      Class A-5 Pool Principal Balance percentage                                                                 100.000000%

(gg)  Aggregate Deficiency Amounts                                                                                      0.00

      Servicer Deficiency Amounts received                                                                              0.00